SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ____________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 5, 2003


         CARNIVAL CORPORATION                            CARNIVAL PLC
         --------------------                            ------------
      (Exact name of registrant                   (Exact name of registrant
     as specified in its charter)                as specified in its charter)


         REPUBLIC OF PANAMA                          ENGLAND AND WALES
     ---------------------------                 ----------------------------
     (State or other jurisdiction               (State or other jurisdiction
          of incorporation)                          of incorporation)


                1-9610                                     1-15136
     ----------------------------               ----------------------------
       (Commission File Number)                    (Commission File Number)


              59-1562976                                     NONE
     ---------------------------                ----------------------------
          (I.R.S. Employer                            (I.R.S. Employer
          Identification No.)                         Identification No.)


         3655 N.W. 87TH AVENUE               CARNIVAL HOUSE, 5 GAINSFORD STREET,
     MIAMI, FLORIDA  33178-2428                 LONDON SE1 2NE, ENGLAND
     -------------------------------           ------------------------------
     (Address of principal executive          (Address of principal executive
                offices)                                 offices)
              (zip code)                                (zip code)


              (305) 599-2600                         011 44 20 7940 5381
     --------------------------------          --------------------------------
      (Registrant's telephone number,           (Registrant's telephone number,
           including area code)                      including area code)

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On November 5, 2003, Carnival Corporation issued a press release, which is attached as Exhibit 99.1 to this report and is incorporated into this item by reference.

                  On November 6, 2003, Carnival Corporation issued a press release, which is attached as Exhibit 99.2 to this report and is incorporated into this item by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1              Press Release of Carnival Corporation & plc dated November 5,
                  2003

99.2              Press Release of Carnival Corporation & plc dated November 6,
                  2003

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Date:  November 6, 2003            CARNIVAL CORPORATION



                                   By:  /s/ Arnaldo Perez
                                        ---------------------------------------
                                        Name:   Arnaldo Perez
                                        Title:  Senior Vice President,
                                                General Counsel and
                                                Secretary

Date:  November 6, 2003            CARNIVAL PLC



                                   By:  /s/ Arnaldo Perez
                                        ---------------------------------------
                                        Name:   Arnaldo Perez
                                        Title:  Company Secretary

                                  EXHIBIT LIST


EXHIBIT                                 DESCRIPTION
-------                                 -----------

99.1              Press Release of Carnival Corporation & plc dated November 5,
                  2003.

99.2              Press Release of Carnival Corporation & plc dated November 6,
                  2003.